SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

CHOICEPOINT INC.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Alderman Drive
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(770) 752-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7 (c). Exhibits

Exhibit 99.1	Press Release of ChoicePoint Inc., dated October 21, 2003, reporting ChoicePoint Inc.’s financial results for the third quarter of 2003.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the third quarter of 2003.

Item 9. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as directed by the Commission in Release No. 34-47583.

     On October 21, 2003, we issued a press release announcing third quarter 2003 financial results. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

     The press release presented non-GAAP financial information that ChoicePoint believes is useful because it allows investors to perform meaningful comparisons of the Company’s results for 2002 and 2003.

     On October 21, 2003, ChoicePoint held an investor conference call and Webcast to disclose financial results for the third quarter of 2003. The Supplemental Information package that was placed on the ChoicePoint Inc. Website prior to this call is attached and incorporated by reference herein as Exhibit 99.2. All information in this Supplemental Information package is presented as of September 30, 2003, and ChoicePoint Inc. does not assume any obligation to correct or update said information in the future.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2003.

CHOICEPOINT INC. (Registrant)

	By:	/s/ Derek V. Smith
Derek V. Smith
Chairman and Chief Executive Officer

	By:	/s/ Steven W. Surbaugh
Steven W. Surbaugh
Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of ChoicePoint Inc., dated October 21, 2003, reporting ChoicePoint Inc.’s financial results for the third quarter of 2003.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the third quarter of 2003.